UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2017 (March 1, 2017)

ADVANCE AUTO PARTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-16797	54-2049910
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5008 Airport Road, Roanoke, Virginia	24012
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code (540) 362-4911

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

On February 15, 2017, the Board of Directors (the “Board”) of Advance Auto Parts, Inc. (the “Company”) amended and restated the Company’s by-laws (the “Restated By-Laws”) to implement “proxy access.” The Restated Bylaws became effective March 1, 2017.

The proxy access provisions in the Restated By-Laws are primarily set forth in Section 2.16 of the Restated By-Laws. These provisions generally provide that a stockholder, or group of 20 or fewer stockholders, owning at least 3% of the outstanding shares of the Company for at least three years may nominate candidates to serve on the Board and have such candidates included in the Company’s annual meeting materials. The maximum number of such proxy access nominees is the greater of (i) two or (ii) 20% of the Board. This process is subject to additional eligibility, procedural and disclosure requirements set forth in the Restated By-Laws, including the requirement that notice of such nominations must be delivered to the Company not later than 120 days nor earlier than 150 days prior to the first anniversary of the date on which the Company mailed its proxy statement for the preceding year’s annual meeting of stockholders.

The Restated Bylaws also include other changes in the provisions in Sections 2.04 and 2.05 to account for proxy access.

Clean and marked copies of the Restated By-Laws are attached hereto as Exhibits 3.2 and 3.3, respectively. The foregoing description of the Restated By-Laws does not purport to be complete and is qualified in its entirety by reference to the full text of the Restated By-Laws, a clean copy of which is filed hereto as Exhibit 3.2 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number

3.2	Amended and Restated By-Laws of Advance Auto Parts, Inc., effective as of March 1, 2017.

3.3	Marked copy of Amended and Restated By-Laws of Advance Auto Parts, Inc., to indicate changes made effective as of March 1, 2017.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCE AUTO PARTS, INC.
(Registrant)

Date: March 7, 2017	/s/ Thomas B. Okray
(Signature)*
Thomas B. Okray
Executive Vice President and Chief Financial Officer
* Print name and title of the signing officer under his signature.

EXHIBIT INDEX

Exhibit Number
3.2	Amended and Restated By-Laws of Advance Auto Parts, Inc., effective as of March 1, 2017.

3.3	Marked copy of Amended and Restated By-Laws of Advance Auto Parts, Inc., to indicate changes made effective as of March 1, 2017.